SUBORDINATED DEBENTURES	12 Months Ended
Dec. 31, 2019
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SUBORDINATED DEBENTURES
NOTE 8.	SUBORDINATED DEBENTURES

In 2007, the Company formed a wholly-owned grantor trust to issue cumulative trust preferred securities. The grantor trust has invested the proceeds of the trust preferred securities in subordinated debentures of the Company. The sole assets of the guarantor trust are the subordinated debentures of the Company (the “Debentures”).

The preferred securities are subject to redemption, in whole or in part, upon repayment of the subordinated debentures at maturity of July 30, 2037 or their earlier redemption. The Company has the right to redeem the debentures, in whole or in part, from time to time, on or after July 30, 2012, at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest.

The Company has guaranteed the payment of all distributions the Trust is obligated to make, but only to the extent the Trust has sufficient funds to satisfy those payments. The trust preferred securities and the related debentures were issued on May 15, 2007. Both financial instruments bear an identical fixed rate of interest. At December 31, 2019, this rate was ten percent. The aggregate principal amount of subordinated debentures outstanding at December 31, 2019 and 2018 was $1,657,000.

The subordinated debentures were acquired by the Company’s preferred shareholder. All previously accrued and unpaid interest was settled as part of the transaction. As of December 31, 2019, the Company has $684,000 accrued but unpaid interest related to the subordinated debentures recorded in other liabilities.